UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Phoenix Motor Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PHOENIX MOTOR INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 21, 2025

[●], 2025

To Our Stockholders:

You are cordially invited to attend our 2024 Annual Meeting of Stockholders, which will be held at 11:00 a.m. on March 21, 2025 (Pacific Time), at the offices of the Company at 1500 Lakeview Loop, Anaheim, CA 92807, for the following purposes:

1.	To elect five directors to serve on our Board of Directors for a term of one year or until their successors are duly elected and qualified, for which the following are nominees: Xiaofeng Denton Peng, HoongKhoeng Cheong, Julia Yu, Yongmei (May) Huang and James Young;

2.	To ratify the appointment of CBIZ, Inc. as our independent registered public accounting firm for the year ending December 31, 2024;

3.	To consider and act upon a non-binding advisory resolution to approve the compensation of our named executive officers;

4.	To adopt an amendment to the Company’s 2021 Omnibus Equity Incentive Plan (the “2021 Plan” or the “Plan”) to increase the total number of shares of the Company’s common stock authorized for issuance under such the Plan to [_______], or 20% of the Company’s outstanding shares of common stock on a fully diluted basis (the “2021 Plan Amendment”);

5.	To authorize the Board of Directors, at its discretion, to approve (i) the Reverse Stock Split of the Company’s common stock with a ratio in the range between and including 1-for-5 and 1-for-10 shares (the “Reverse Stock Split”), with such ratio to be determined by the Board of Directors (the “Ratio”), for the primary purpose of maintaining the Company’s listing on The Nasdaq Stock Market LLC (“Nasdaq”) and (ii) the amendment of the Company’s certificate of incorporation (the “Charter Amendment”) to reflect the Reverse Stock Split; and

6.	To consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on March 3, 2025 are entitled to notice of, and to vote at, the Annual Meeting.

Please read the Proxy Statement and vote your shares as soon as possible. Your vote is very important. Please complete, sign, date and return the accompanying proxy card, or follow the instructions on the card for voting by telephone or Internet. You may also attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

Xiaofeng Denton Peng
CEO & Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MARCH 21, 2025:

This Notice and the accompanying Proxy Statement are first being distributed or made available, as the case may be, on or about [●], 2025, and the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders, its Annual Report on Form 10-K for the year ended December 31, 2023, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024 are available on our website at www.phoenixmotorcars.com under “Investor Relations - SEC Filings.”

PHOENIX MOTOR INC.

PROXY STATEMENT FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of the accompanying proxies on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Phoenix Motor Inc. (the “Company”, “we”, “our” or “us”) for use at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at 11:00 a.m. on March 21, 2025 at the offices of the Company at 1500 Lakeview Loop, Anaheim, CA 92807, and any adjournments thereof.

QUESTIONS & ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

At the Annual Meeting, holders of our common stock will act upon the matters described in the Notice of Meeting accompanying this Proxy Statement, including the election of directors. You are receiving this Proxy Statement and the related form of proxy because you held shares of our common stock at the close of business on the Record Date (as defined below), and the Board of Directors is soliciting your proxy to vote at the Annual Meeting.

You are invited to attend the Annual Meeting to vote on the proposals for which you may vote, as described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote your shares as described in further detail under the heading “How do I vote?” below.

When will these materials be mailed?

The notice, this Proxy Statement, and the proxy card for stockholders of record were distributed or made available, as the case may be, beginning on or about [●], 2025, and the Proxy Statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024, June 30, 2024 and September 30, 2024 are available on our website at www.phoenixmotorcars.com under “Investor Relations - SEC Filings.”

Who is entitled to vote?

Stockholders of record at the close of business on March 3, 2025 (the “Record Date”) are entitled to vote in person or by proxy at the Annual Meeting. As of the Record Date, there were [_______] shares of our common stock outstanding. Each stockholder is entitled to one vote for each share of common stock held on the Record Date.

Stockholders do not have cumulative voting rights in the election of directors. For ten days prior to the Annual Meeting during normal business hours, a complete list of all stockholders of record will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, by contacting the Company’s Corporate Secretary at myung@phoenixmotorcars.com for information regarding providing proof of eligibility to view the list. The list of stockholders will also be available at the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or individuals holding their duly appointed proxies, may attend the Annual Meeting. Appointing a proxy in response to our solicitation will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your shares in “street name” (in other words, through a broker, bank or other nominee), you will need to bring a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee) to gain admittance to the Annual Meeting.

1

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a “stockholder of record.” The accompanying proxy card has been provided directly to you by the Company. You may vote by ballot at the Annual Meeting or vote by proxy. To vote by proxy, complete, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or Internet.

If your shares are held for you by a broker, bank or other nominee (that is, held in “street name”), then you are not a stockholder of record. Rather, the broker, bank or other nominee is the stockholder of record, and you are the “beneficial owner” of the shares. The accompanying voting instruction card has been forwarded to you by the broker, bank or other nominee. If you complete and properly sign the voting instruction card and return it in the appropriate envelope, or follow the instructions on the voting instruction card for voting by telephone or Internet, the broker, bank or other nominee will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee).

What constitutes a quorum?

A majority of the [_______] shares of common stock outstanding on the Record Date must be represented, in person or by proxy, to provide a quorum at the Annual Meeting. If you vote, your shares will be part of the quorum. Shares represented by a properly executed proxy card that is marked “ABSTAIN” or returned without voting instructions will be counted as present for the purpose of determining whether the quorum requirement is satisfied. Also, shares held of record by a broker, bank or other nominee who has not received voting instructions from the beneficial owner of the shares and votes on matters without discretionary authority to do so (“broker non-votes”) will be counted as present for quorum purposes. However, although broker non-votes and abstentions are considered as present for purposes of establishing a quorum, we believe broker non-votes and abstentions will not be considered as votes cast for or against a proposal or director nominee. Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any postponement or adjournment thereof unless a new record date is or must be set for such postponement or adjournment).

What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to: (i) elect the five director nominees named in this Proxy Statement to the Company’s Board of Directors, each to serve for a term as described in this Proxy Statement, (ii) ratify the appointment of CBIZ, Inc. as the Company’s independent registered public accounting firm for the year ending December 31, 2024, (iii) consider and act upon a non-binding, advisory resolution to approve the compensation of our named executive officers, (iv) to adopt an amendment to the Company’s 2021 Incentive Plan, (v) to approve the Board of Directors to effectuate the Reverse Stock Split and the Charter Amendment with the final Ratio to be determined by the Company’s Board; and (vi) transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

How do I vote?

If you are a holder of record, you can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting and vote in person, your previously submitted proxy will be revoked and will not be counted.

2

You can vote by proxy using any of the following methods:

●	Voting by Telephone or Internet. If you are a holder of record, you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., Eastern Time, on March 20, 2025. Please see the proxy card for instructions on how to access the telephone and Internet voting systems.

●	Voting by Proxy Card. Each stockholder of record may vote by completing, signing, dating and promptly returning the accompanying proxy card in the self-addressed stamped envelope provided. When you return a properly executed proxy card, the shares represented by your proxy will be voted as you specify on the proxy card. Your proxy card must be received prior to the Annual Meeting to be counted.

The proxies named in the enclosed form of proxy and their substitutes will vote the shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face, and, where a choice is specified by means of the ballot on the form of proxy, will vote in accordance with each specification so made.

If you hold your shares in “street name,” you must either direct the broker, bank or other nominee as to how to vote your shares, or obtain a proxy from the broker, bank or other nominee, executed in your favor, to vote at the meeting. Please refer to the voter instruction cards provided by your broker, bank or other nominee for specific instructions on methods of voting, including by telephone or using the Internet.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign, date and return each proxy card you receive or follow the telephone or Internet voting instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. If you are a stockholder of record, you may revoke your proxy or change your vote, regardless whether previously submitted by mail or via the Internet or by telephone, by (i) delivering a signed written notice stating that you revoke your proxy to the attention of the Corporate Secretary of the Company, at 1500 Lakeview Loop, Anaheim, CA 92807, that bears a later date than the date of the proxy you want to revoke and is received prior to the Annual Meeting, (ii) submitting a valid, later-dated proxy via the Internet or by telephone before 11:59 p.m., Eastern Time, on March 20, 2025, or by mail that is received prior to the Annual Meeting, or (iii) attending the Annual Meeting (or, if the Annual Meeting is postponed or adjourned, attending the postponed or adjourned meeting) and voting in person, which automatically will cancel any proxy previously given, or revoking your proxy in person, but your attendance alone at the Annual Meeting will not revoke any proxy previously given.

If you hold your shares in “street name” through a broker, bank or other nominee, you must contact your broker, bank or other nominee to change your vote through new voting instructions or, if you wish to change your vote in person at the Annual Meeting, obtain a written legal proxy from the bank, broker or other nominee to vote your shares.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the filing date of this Proxy Statement, we did not know of any other matter to be raised at the Annual Meeting.

3

What happens if I do not submit a proxy card and do not vote by telephone or Internet or do not submit voting instructions to my broker, bank or other nominee?

If you are a stockholder of record and you neither designate a proxy nor attend the Annual Meeting, your shares will not be represented at the meeting. If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, then, under applicable rules, the broker, bank or other nominee that holds your shares in “street name” may generally vote on “routine” matters but cannot vote on “non-routine” maters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine matter”, the broker, bank or other nominee will inform the inspector of election for the Annual Meeting that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which voting matters are considered “routine” or “non-routine”?

We believe that Proposal 1 regarding the election of directors, Proposal 3 regarding the non-binding, advisory resolution to approve the compensation of our named executive officers, Proposal 4 regarding the 2021 Incentive Plan Amendment, and Proposal 5 regarding the approval of the Board of Directors to effectuate the Reverse Stock Split and the Charter Amendment, are considered “non-routine” matters under applicable rules. Therefore, a broker, bank or other nominee cannot vote on such proposals without voting instructions from the beneficial owners, and there may be broker non-votes in connection with Proposals 1, 3, 4 or 5.

We believe that Proposal 2 concerning the ratification of the appointment of CBIZ, Inc. as the Company’s independent registered public accounting firm for the year ending December 31, 2024, is considered a “routine” matter under applicable rules. Therefore, a broker, bank or other nominee may generally vote on these matters, and there will be no broker non-votes in connection with Proposal 2.

What vote is required to approve each item? How will abstentions and broker non-votes be counted?

With respect to Proposal 1, election of directors, a holder of common stock may vote “FOR” the election of each of the nominees proposed by the Board, or “WITHHOLD” authority to vote for one or more of the proposed nominees. The election of a director requires the affirmative vote of a plurality of the votes properly cast on the election of directors at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. As to Proposal 1, proxies marked “WITHHOLD” and broker non-votes will have no impact on the election of directors.

With respect to Proposal 2, ratification of CBIZ, Inc. as our independent registered public accounting firm, a holder of common stock may vote “FOR” or “AGAINST” ratification or “ABSTAIN” from voting on the proposal. Ratification requires an affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” will not be considered as votes cast for or against Proposal 2 and will have no effect on the outcome of the proposal.

With respect to Proposal 3, advisory approval of the compensation of our named executive officers, a holder of common stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Approval requires an affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 3 and will have no effect on the outcome of the proposal.

With respect to Proposal 4, the 2021 Incentive Plan Amendment, a holder of common stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Approval requires an affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 4 and will have no effect on the outcome of the proposal.

4

With respect to Proposal 5, the approval of the Board of Directors to effectuate the Reverse Stock Split and the Charter Amendment, a holder of common stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Approval requires an affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 5 and will have no effect on the outcome of the proposal.

What are the Board’s voting recommendations?

The Board recommends a vote “FOR”:

1.	election of each of the five director nominees named in this Proxy Statement to the Board of Directors, each to serve for a term as described in this Proxy Statement;

2.	ratification of the appointment of CBIZ, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	approval, on an advisory, non-binding basis, of the compensation of our named executive officers;

4.	approval of the 2021 Incentive Plan Amendment to increase the total number of shares of common stock authorized for issuance under such Incentive Plan to [_______], or 20% of the Company’s outstanding shares of common stock on a fully diluted basis; and

5.	approval of the Board of Directors to effectuate a Reverse Stock Split of the Company’s common stock with a ratio in the range between and including 1-for-5 and 1-for-10 shares and the amendment of the Company’s certificate of incorporation, with the final ratio to be determined by the Company’s Board.

As of the date of this Proxy Statement, it is expected that EdisonFuture, Inc., a Delaware corporation (“Edison Future”), and Palo Alto Clean Tech Holding Limited, a British Virgin Islands company (“PACT”), and certain of our directors will vote “FOR” approval of Proposals 1, 2, 3, 4 and 5. As of the Record Date, EdisonFuture and PACT and their affiliated entities, collectively, are the beneficial owners of 17,500,000 shares of common stock, which represents approximately 38.1% of the Company’s outstanding shares of common stock. Mr. Denton Peng, the Chairman of our Board and Chief Executive Officer, is also the Chairman and Chief Executive Officer of EdisonFuture and a director and owner of PACT.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by the Company’s directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We do not compensate them for soliciting proxies. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

5

PROPOSAL 1 - ELECTION OF DIRECTORS

At this Annual Meeting, five (5) individuals, comprising the entire membership of the Board, are to be elected. The elected directors will serve until the Company’s next annual meeting of stockholders and until a successor is duly elected and qualified. Each of the nominees currently serves on the Board.

The nominees have consented to serve if elected. We expect that the nominees will be available for election, but if they are not candidates at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated: Xiaofeng Denton Peng, HoongKhoeng Cheong, Julia Yu, Yongmei (May) Huang and James Young to stand for election at the Annual Meeting, with each director holding office for a term of one year and until his or her successor has been duly elected and qualified or until his or her earlier death, retirement, resignation, or removal.

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes properly cast on the election of directors at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors, up to the maximum number of directors to be elected at the meeting. Therefore, proxies marked “WITHHOLD” and “broker non-votes” will have no impact on the election of directors. Properly executed proxies submitted pursuant to this solicitation will be voted “FOR” the election of the directors marked on the proxy, unless specified otherwise.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF XIAOFENG DENTON PENG, HOONGKHOENG CHEONG, JULIA YU, YONGMEI (MAY) HUANG AND JAMES YOUNG, AS DIRECTORS.

Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. We are not aware of any proceedings to which our directors, or any associate of our directors are a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Name	Age	Position
Xiaofeng Denton Peng	49	Chief Executive Officer and Chairman of the Board
HoongKhoeng Cheong	59	Director
Julia Yu	53	Independent Director
Yongmei (May) Huang	51	Independent Director
James Young	61	Independent Director

Xiaofeng Denton Peng has served as our Chief Executive Officer since June 2023 and as our Chairman of the Board of Directors since December 2020. Mr. Peng has served as a director and the executive chairman of the board of directors of SPI Energy Co., Ltd., our largest shareholder, since January 10, 2011 and as the chief executive officer of SPI Energy Co. Ltd. since March 25, 2016. Mr. Peng founded LDK Solar Co., Ltd., or LDK, in July 2005 and is LDK’s chairman of the board and chief executive officer. Prior to founding LDK, Mr. Peng founded Suzhou Liouxin Co., Ltd., or Suzhou Liouxin, in March 1997 and was its chief executive officer until February 2006. Suzhou Liouxin is a leading manufacturer of personal protective equipment in Asia. Mr. Peng graduated from Jiangxi Foreign Trade School with a diploma in international business in 1993 and from Beijing University Guanghua School of Management with an executive Master of Business Administration degree in 2002.

6

HoongKhoeng Cheong has served as our director since December 2020. Mr. Cheong has served as chief operating officer of SPI Energy Co., Ltd. since May 2014. Mr. Cheong has more than 20 years of engineering and operation experience in the solar and electronics industries. He served in various management positions in LDK from 2011 to 2014 and he was appointed as the chairman of the management board and chief executive officer of Sunways AG, a publicly-listed company in Germany. He previously served as our general manager from 2007 to 2011 and was responsible for PV system design and development as well as the manufacturing of key components for PV modules and racking systems before joining LDK. Prior to joining the solar industry in 2007, Mr. Cheong spent 16 years in the electronics industry responsible for engineering development and manufacturing of liquid crystal display products and he served as the Vice President of Engineering of an affiliate of Flextronics International Ltd. Mr. Cheong holds a Bachelor of Science degree in mechanical engineering from the University of Louisiana and obtained his Master of Science in computer integrated manufacturing from Nanyang Technology University, Singapore in 1997.

Julia Yu has served as our director since May 2024. Ms. Yu has over two decades of finance, accounting, auditing, compliance, SEC reporting, mergers and acquisitions, and business reorganization experience from her work with various publicly traded companies. Ms. Yu has served as Chief Financial Officer and Treasurer at AppTech Payments Corp. (Nasdaq: APCX) since July 2023 and held the position at AppTech of Senior Vice President of Corporate Finance and Accounting since April 2022. From 2011 to 2022, Ms. Yu was Director, CFO Management Consultant at Caladrius Biosciences, Inc. (formerly Nasdaq: CLBS). Previously, she held senior finance, accounting, and management roles at global companies, including Unilever and Exxon Mobil. Recognized as a finalist for the Best Women CFO in San Francisco by Executive Finance International, Ms. Yu’s leadership extends beyond corporate finance. She has managed large-scale operations and strategic financial planning as a treasurer and executive board member for non-profit organizations, including a prestigious school with a long history and large student body. A Certified Public Accountant, Certified Internal Auditor and Chartered Global Management Accountant, Ms. Yu earned dual MBAs from Webster University and the Shanghai University of Finance and Economics. Her deep expertise encompasses significant M&As, capital raises, and complex pre-IPO and post-IPO financial management. Ms. Yu’s robust audit experience, both external and internal, provides her with a profound understanding of regulatory and compliance frameworks, vital in the evolving EV sector. Ms. Yu is qualified to serve as a director due her comprehensive knowledge of risk management, financial oversight, and regulatory compliance.

Yongmei (May) Huang has served as our director since May 2024. Ms. Huang has significant experience serving as controller and audit partner with extensive Big Four public accounting experience serving international corporate clients, including her current role as Audit Partner at TPS Thayer since 2024. Ms. Huang served as Audit Partner at WWC, P.C. from 2022 to 2024, Controller, Accounting at King & Wood Mallesons LLP from 2021 to 2022, Senior Manager, Accounting at Taiho Oncology, Inc. from 2020 to 2021, Senior Manager, IT Audit GRC at Friedman LLP from 2019 to 2020, Global Education Product Manager at Institute of Management Accountants from 2018 to 2019, Associate Director at KPMG International from 2017 to 2018 and Financial Statement Audit Manager/IT Audit Manager/Program Manager at Deloitte & Touche, LLP from 2001 to 2017. Ms. Huang received a Master of Business in Fashion from Rutgers University and a Bachelor of Science, Accounting from Metropolitan State University, Colorado. Ms. Huang is qualified to serve as a director due to her audit experience, both external and internal, which provides her with a strong understanding of regulatory and compliance frameworks.

James Young has served as our director since May 2024. Mr. Young has expert experience in the solar and semiconductor industries, especially in industry technology and application strategy. Mr. Young has served as Founder and CEO of SunX Solar, LLC, a residential solar installation company, since 2012, and as Founder and CEO of ModuRack, Inc., a provider of solar panel installation solutions, since 2016. Mr. Young has a PhD in Physics and an M.S. in Computer Science from the State University of New York at Albany and a B.S. in Physics from the University of Science and Technology Beijing. Mr. Young is qualified to serve as a director due to his entrepreneur experience.

Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

7

CORPORATE GOVERNANCE

Board Diversity

Board Diversity Matrix as of the Record Date
Total Number of Directors	5

	Female	Male	Non- Binary	Did not Disclose Gender
Directors	2	3	-	-
Demographic Information:	-	-	-	-
African American or Black	-	-	-	-
Alaskan or Native American	-	-	-	-
Asian	2	3	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	-	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+			-
Persons with Disabilities	-	-	-	-

We recognize the value of diversity at the Board level and believe that our Board currently comprises an appropriate mix of background, diversity and expertise. In particular, our directors, overall, have significant experience in a variety of industries and sectors, including, among others, the automotive industry and the financial industry. Although we have no formal separate written policy, our Nominating and Corporate Governance Committee is required under its charter to recommend nominees that ensure sufficient diversity of backgrounds on our Board. We believe that the diversity of our directors enriches our Board by encouraging fresh perspectives and bringing new and valuable insights to the Board.

Board Meetings

During the year ended December 31, 2024, the Board of Directors held twelve (12) meetings. In 2024, no director attended fewer than 75% of the total number of (i) meetings held by the Board of Directors during the period for which he or she was a director and (ii) meetings held by all committees of the Board of Directors on which he or she served (during the period that the director served). Independent members of our Board of Directors also meet in executive session without management present.

8

Director Independence

The Board has determined that three of its current members are “independent directors” as defined under the applicable rules of Nasdaq and the Securities and Exchange Commission (the “SEC”). The three independent directors currently serving on the Board are Julia Yu, Yongmei (May) Huang and James Young. In making its determination of independence, the Board of Directors considered questionnaires completed by directors and any relationships and transactions between the Company and all entities with which the directors are involved. Nasdaq’s listing rules require that the Board of Directors be comprised of a majority of independent directors.

Board Leadership Structure

Mr. Peng serves as Chairman of the Board of Directors and the Company’s Chief Executive Officer.

The Chairman of the Board typically presides at all meetings of the Board. The Chairman’s role also includes providing feedback on the direction and performance of the Company, setting the agenda of meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business.

Our Board of Directors has not established a policy on whether the same person should serve as both the principal executive officer of the Company and the Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company. Given the specific characteristics and circumstances of the Company, the Board believes that its current leadership structure will enhance and facilitate the implementation of the Company’s business strategy, including effective monitoring and objective evaluation of the Chief Executive Officer’s performance. Mr. Peng has been closely involved in developing the Company’s business strategy and has extensive management experience, including having served as Chairman of the Board since December 2020. The Board believes that these qualities uniquely qualify Mr. Peng to lead and facilitate informed Board discussions about the Company’s policies and operations and enable him to communicate effectively with the Board on strategic developments and other critical matters facing the Company, while also serving as the Chief Executive Officer, Mr. Peng is also responsible for developing the Company’s business strategy and managing its day-to-day leadership and performance.

The Board has not appointed a lead independent director at this time. Currently, the Board consists of five directors, three of whom are independent. All independent directors serve on one or more committees of the Board, are able to closely monitor the activities of the Company and meet in executive sessions without management present to discuss the Company’s business strategy and operations. Given the active involvement of all of the independent directors in the Company’s matters, the Board has determined that a lead independent director is not necessary at this time. Additionally, because the Company’s Chairman is appointed annually by the Company’s non-management directors, such directors are able to evaluate the leadership and performance of the Chairman each year.

Risk Oversight

Our Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through the three standing committees of the Board, as disclosed in the descriptions of each of the committees herein, and in the charters of each of the committees, but the full Board has retained responsibility for overall supervision of risk management efforts as they relate to the key business risks we face. Management identifies, assesses and manages the risks most critical to our operations and routinely advises our Board regarding those matters. Areas of material risk may include operational, financial, legal and regulatory, human capital, information technology and security, and strategic and reputational risks. Our Board satisfies its oversight responsibility through full reports by each committee chair regarding the applicable committee’s considerations and actions, as well as through regular reports directly from members of management responsible for oversight of particular risks within the Company. The Audit Committee considers and discusses financial risk exposures. The Compensation Committee assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance policies and the selection of prospective board members and their qualifications. In addition, James Young, as the chair of the Nominating and Corporate Governance Committee, takes an active role in corporate governance matters. The Board believes that the leadership structure described above facilitates the Board’s oversight of risks because it allows the Board, working through its committees, to participate actively in the oversight of management actions. The Board believes that its role in risk oversight does not affect the Board’s leadership structure.

9

Like all businesses, we also face threats to our cybersecurity, as we are reliant upon information systems and the internet to conduct our business activities. In light of the pervasive and increasing threat from cyberattacks, the Audit Committee, with input from management, assesses the Company’s cybersecurity and other information technology risks and threats and the measures implemented by the Company to mitigate and prevent cyberattacks, and the Board receives periodic reports on the Company’s cybersecurity program.

Hedging and Pledging Policy

Under the Company’s Insider Trading Policy, all directors, officers and employees of the Company and its subsidiaries are prohibited from engaging in any hedging transactions involving Company securities or equity securities of any subsidiaries of the Company, holding Company securities in a margin account or pledging Company securities as collateral.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

There is no formal policy as to Director attendance at annual stockholders’ meetings.

Code of Ethics

We have adopted a code of ethics applicable to all officers, employees and directors of the Company. Our code of ethics has been posted on our corporate website, under the heading “Governance.”

Insider Trading Policy

We have adopted an insider trading policy and procedures governing the purchase, sale, and/or other dispositions of its securities by directors, officers and employees, or the Company itself, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company.

Board Committees and Committee Member Independence

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition of each committee as of the date of this Proxy Statement is outlined in the table and footnote below. Our Board of Directors utilizes the Nasdaq rules and independence standards in determining whether its members are independent.

	Audit Committee	Compensation and Management Resources Committee	Nominating and Corporate Governance Committee
Julia Yu	C	X	X
Yongmei (May) Huang	X	C	X
James Young	X	X	C

C - Indicates committee chair.

10

The following is a summary of the respective responsibilities of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Board of Directors has approved and adopted a written charter for each of the committees listed, copies of which are posted on the Company’s website, under the heading “Governance.” The Board of Directors may also establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

Audit Committee

The Audit Committee was appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the external auditor’s qualifications, independence, and performance, and the performance of the Company’s internal audit function. The Audit Committee consists of Julia Yu, Yongmei (May) Huang and James Young. The Audit Committee’s primary duties and responsibilities are to:

●	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

●	Identify and monitor the management of the principal risks that could impact the financial reporting of the Company.

●	Monitor the integrity of the Company’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance.

●	Provide oversight of the qualifications, independence and performance of the Company’s external auditors and the appointed actuary.

●	Provide an avenue of communication among the external auditors, the appointed actuary, management and the Board.

●	Review the annual audited and quarterly financial statements with management and the external auditors.

The Audit Committee is also responsible for discussing policies with respect to risk assessment and risk management, including regularly reviewing the Company’s cybersecurity and other information technology risks, controls and procedures and the Company’s plans to mitigate cybersecurity risks and respond to data breaches.

Audit committee members must meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the independence requirements of the Nasdaq listing standards and all other applicable rules and regulations. Each member of the Audit Committee is independent and satisfies the applicable requirements for Audit Committee membership under Rule 10A-3 under the Exchange Act and the Nasdaq rules. The Board of Directors has determined that Julia Yu is the “audit committee financial expert,” as that term is defined in SEC regulations.

Compensation Committee

The primary purpose of the Compensation Committee is to assist the Board of Directors in discharging its responsibilities with respect to compensation of the Company’s executive officers and subsidiary presidents and to provide recommendations to the Board in connection with directors’ compensation. The Compensation Committee’s primary duties and responsibilities are to:

●	Develop guidelines for and determine the compensation and performance of the executive officers of the Company (in the case of the Chief Executive Officer’s compensation, without the Chief Executive Officer being present).

11

●	Recommend to the Board incentive and equity-based plans and administer such plans, oversee compliance with the requirements under the Nasdaq listing standards that stockholders of the Company approve equity incentive plans (with limited exceptions under such standards), and approve grants of equity and equity-based awards.

●	Review any recommendations from the Chief Executive Officer with respect to compensation for the other executive officers, including benefits and perquisites, incentive compensation plans and equity-based plans for recommendation to the Board.

●	Oversee risks relating to the Company’s compensation policies, practices and procedures.

●	Review and discuss with management the proxy disclosures regarding executive compensation required to be included in the Company’s proxy statement and periodic reports with the SEC, each in accordance with applicable rules and regulations of the SEC and other authority.

●	Evaluate the results of the stockholder advisory vote on executive compensation when held.

●	Review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to Board with equity ownership in the Company encouraged.

The Compensation Committee receives input and recommendations from the Company’s executive officers (except with respect to such executive officer’s own compensation) but is not bound by such recommendations. These recommendations are generally based on each executive officer’s individual performance as well as his knowledge of each executive officer’s job responsibilities, seniority, expected contributions and his understanding of the competitive market for such executives. Each Compensation Committee member is independent and satisfies the applicable requirements for Compensation Committee membership under the Nasdaq rules and is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee (the “Nominating Committee”) is to:

●	Identify, evaluate and recommend individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors.

●	Select, or recommend that the Board select the director nominees to stand for election at each annual or special meeting of stockholders of the Company in which directors will be elected or to fill vacancies on the Board.

●	Develop and recommend to the Board a set of corporate governance principles applicable to the Company, as the Committee deems appropriate.

●	Oversee the annual performance evaluation of the Board and its committees and management.

●	Otherwise take a leadership role in shaping and providing oversight of the corporate governance of the Company, including recommending directors eligible to serve on all committees of the Board.

Each Nominating Committee member is independent under the Nasdaq rules.

12

Although the Nominating Committee has not formulated any specific minimum qualifications that the committee believes must be met by a director-nominee that the committee recommends to the Board, the factors it will take into account will include judgement, skill, diversity, experiences with businesses and other organizations of comparable size and scope, the interplay of the candidate’s experience with the experience of other directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board. The Nominating Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees and may also seek referrals from other members of the Board, management, stockholders and other sources. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, the Nominating Committee recommends the candidate for consideration by the full Board.

The Nominating Committee will consider recommendations for directorships submitted by stockholders. Stockholders wishing to propose director candidates for consideration by the Nominating Committee may do so by writing to the Corporate Secretary of the Company and providing the information concerning the nominee and his or her proponent(s) as required by the Company’s Bylaws. The Bylaws set forth further requirements for stockholders wishing to nominate director candidates for consideration at a stockholders’ meeting including, among other things, that a stockholder must give timely written notice of such a nomination to the Corporate Secretary of the Company. Candidates recommended by stockholders will be given the same consideration as all other candidates.

Stockholder Communications with the Board

Stockholders may communicate with the full Board or individual directors by submitting such communications in writing to Phoenix Motor Inc., 1500 Lakeview Loop, Anaheim, CA 92807. The Company’s management will forward such correspondence, as appropriate. Complaints or concerns relating to our financial reporting, accounting, internal accounting controls or auditing will be referred to the Chairman of our Audit Committee.

13

DIRECTOR COMPENSATION

Under our director compensation program, we provide compensation to our non-employee directors. Our director compensation program was adopted to remain competitive in attracting and retaining qualified board members and to better align director compensation to other public companies of comparable size to the Company. The following list is the full-year compensation paid to our directors. The Fiscal 2024 Director Compensation table below shows the amounts paid in 2024:

●	Each non-employee director receives an annual cash retainer of $40,000;

●	The Chairman of the Audit Committee receives an additional cash retainer of $10,000;

●	Each non-employee director received stock options in 2024 entitling them to purchase between 50,000-60,000 shares of common stock;

●	Each non-employee director will receive reimbursement of reasonable out-of-pocket expenses for attending board and committee meetings.

Compensation of Directors

The following table sets forth information regarding compensation of each director, excluding our executive director, Xiaofeng Denton Peng, who did not receive compensation in hie capacity as executive director, for fiscal 2024. For more information, see “Compensation of Executive Officers-Summary Compensation Table.”

FISCAL 2024 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
HoongKhoeng Cheong	-	1,800	(3)	-	-	-	-	1,800
Julia Yu	17,979	1,800	(4)	-	-	-	-	19,779
Yongmei (May) Huang	14,384	2,160	(5)	-	-	-	-	16,544
James Young	14,387	1,800	(6)	-	-	-	-	16,187
John F. Perkowski(2)	6,250	-		-	-	-	-	6,250
Steven E. Stivers(2)	5,000	-		-	-	-	-	5,000
Sam Van(2)	5,000	-		-	-	-	-	5,000
Zhenxing Fu(2)	5,000	-		-	-	-	-	5,000

(1)	In addition to their compensation, directors are reimbursed for travel and other reasonable out-of-pocket expenses related to their attendance at Board or committee meetings, or for other travel on behalf of the Company. These expenses have not been included in the table above.
(2)	Former director.
(3)	Consists of 50,000 shares of common stock granted in 2024 under the Company’s 2021 Plan, which options vest over four years, provided Mr. Cheong remains in continuous service with the Company during the vesting period, with 25% vesting on each of the first, second, third and fourth anniversary of the grant date, exercisable at $0.34 per share and expiring 10 years from the grant date.
(4)	Consists of 50,000 shares of common stock granted in 2024 under the Company’s 2021 Plan, which options vest over four years, provided Ms. Yu remains in continuous service with the Company during the vesting period, with 25% vesting on each of the first, second, third and fourth anniversary of the grant date, exercisable at $0.34 per share and expiring 10 years from the grant date.
(5)	Consists of 60,000 shares of common stock granted in 2024 under the Company’s 2021 Plan, which options vest over four years, provided Ms. Huang remains in continuous service with the Company during the vesting period, with 25% vesting on each of the first, second, third and fourth anniversary of the grant date, exercisable at $0.34 per share and expiring 10 years from the grant date.
(6)	Consists of 50,000 shares of common stock granted in 2024 under the Company’s 2021 Plan, which options vest over four years, provided Mr. Young remains in continuous service with the Company during the vesting period, with 25% vesting on each of the first, second, third and fourth anniversary of the grant date, exercisable at $0.34 per share and expiring 10 years from the grant date.

14

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF CBIZ, INC.
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING DECEMBER 31, 2024

At the Annual Meeting, stockholders will be asked to ratify the appointment of CBIZ, Inc. (“CBIZ”) as our independent registered public accounting firm for the year ending December 31, 2024. The Audit Committee of our Board of Directors has approved CBIZ as our independent registered public accounting firm for the year ending December 31, 2024. If stockholders do not ratify the appointment of CBIZ, our Board may consider the selection of other independent registered public accounting firms for the year ending December 31, 2024, but will not be required to do so.

Stockholder ratification of the appointment of CBIZ is not required by our certificate of incorporation or our Bylaws. However, our Board of Directors is submitting the appointment of CBIZ to the stockholders for ratification as a matter of good corporate governance. Even if the appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm for 2024 if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives of CBIZ will not be present at the Annual Meeting.

Principal Accountant Fees and Services

We intend to engage CBIZ to serve as our independent registered public accounting firm for the annual audit for the year ended December 31, 2024.

Marcum Asia CPAs, LLP (“Marcum Asia”) served as our independent registered public accounting firm for the year ended December 31, 2023 and for the nine months ended September 30, 2024.

Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by our independent registered public accounting firm. Fees for all services provided by our independent registered public accounting firm were pre-approved by the Audit Committee.

The following table sets forth the aggregate fees by categories specified below in connection with certain professional services rendered by our independent registered public accounting firm for the periods indicated.

	2024	2023
Audit fees	$380,000	$350,000
Audit-related fees	-	-
Tax fees	30,000	42,000
All other fees	-	-
Total	$410,000	$392,000

(1)	Audit fees consist of fees billed for professional services rendered for the audit and review of our financial statements and services that are normally provided by the above auditors in connection with statutory and regulatory fillings or engagements.
(2)	Audit related fees consist of assurance and related services that are reasonably related to the performance of audit or review of our financial statements related to our SEC filings.

Consistent with the rules of the SEC regarding auditor independence, our Board of Directors is responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Our Board asks our independent registered public accounting firm to provide a detailed description of its services each year as a basis for its decision-making. The Board evaluates the proposals based on four categories: audit services, audit-related services, tax services, and other services; and determines the proper arrangement for each service according to its judgment as to our needs over the coming year. Our Board pre-approves all audit and non-audit services to be performed by our independent registered public accounting firm. The Board pre-approved 100% of the audit and audit-related services performed by the independent registered public accounting firms described above in fiscal years 2024 and 2023.

15

AUDIT COMMITTEE REPORT

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its general oversight of the Company’s financial reporting process. The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisers as the Audit Committee deems necessary to carry out its duties and to receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Company’s management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements.

The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2023 with management.

2.	The Audit Committee has discussed with Marcum Asia, the Company’s independent registered public accounting firm for the year ended December 31, 2023, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

3.	The Audit Committee has received the written disclosures and the letter from Marcum Asia required by applicable requirements of the PCAOB regarding Marcum Asia’s communications with the Audit Committee concerning independence, and has discussed with Marcum Asia its independence.

4.	Based upon the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Julia Yu, Chair

In considering the appointment of CBIZ as our independent registered public accounting firm, the Audit Committee considered CBIZ’s qualifications, experience, independence, tenure as our independent registered public accounting firm, and its related depth of understanding of our businesses, operations and systems. The Audit Committee and the Board of Directors believe that the retention of CBIZ as our independent registered public accounting firm is in the best interests of the Company and our stockholders at this time.

Required Vote

Ratification requires an affirmative vote of holders of a majority of common stock voted at the Annual Meeting. A holder of common stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Proxies marked “ABSTAIN” will not be considered as votes cast for or against Proposal 2 and will have no effect on the outcome of the proposal. A broker, bank or other nominee who has not been furnished voting instructions from a beneficial owner will be authorized to vote on Proposal 2, as it is a “routine” matter under applicable rules. Therefore, no broker non-votes are expected in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CBIZ, INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

16

PROPOSAL 3 - TO CONSIDER AND ACT UPON A NON-BINDING ADVISORY RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules promulgated by the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosures.”

This advisory say-on-pay vote on executive compensation is not binding on the Board or the Compensation Committee. However, the Board values the opinion of our stockholders and will consider the result of the vote when making future decisions regarding executive compensation. We design our executive compensation programs to implement our core objectives of attracting key leaders, motivating our executives to remain with the Company for long and productive careers, rewarding sustained financial and operating performance and leadership excellence and aligning the long-term interests of our executives with those of our stockholders. The Board believes that the policies and practices described in “Compensation of Executive Officers” are effective in achieving the Company’s goals.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Required Vote

Approval requires an affirmative vote of the majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 3 and will have no effect on the outcome of the proposal ..

17

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Below is biographical information for our executive officers who are not directors. Biographical information regarding Mr. Peng, our Chief Executive Officer and a current director of the Board, can be found in Proposal 1.

Name	Age	Position
Xiaofeng Denton Peng	49	Chief Executive Officer and Chairman of the Board
Michael Yung	59	Chief Financial Officer
Lewis W. Liu	61	Chief Operating Officer

Xiaofeng Denton Peng, Chief Executive Officer and Chairman of the Board – Biographical information regarding Mr. Peng is provided above under Board Nominees.

Michael Yung has served as our Chief Financial Officer since April 2024. Mr. Yung served as Senior Vice President from 2015 and as Chief Financial Officer from 2019 to 2023 at Pingtan Marine Enterprise Ltd. (formerly Nasdaq: PME), one of the largest U.S.-listed marine services operating company in China, where he managed SEC filings, investor relations, and was instrumental in conducting financial audits and due diligence for mergers and acquisitions. Prior to that, Mr. Yung served as Managing Director of Terra Nova Natural Resources from 2008 to 2013. Mr. Yung previously served as Managing Director for Asia at European American Capital, where he initiated new regional operations and managed high-value commodity transactions. He also previously served as the Senior Vice President of UBS Paine Webber and the Vice President of Citicorp Investment Services. Mr. Yung holds a bachelor’s degree in marketing/finance from the New York Institute of Technology.

Lewis W. Liu has served as our Chief Operating Officer since April 2004 and as SVP of Operations and SVP of Vehicle Program & Business Development since July 2022. Prior to that, from January 2019 to April 2022, Dr. Liu worked as VP of Business Development & Strategy, Corporate Process Executive and Quality Task Force Head at Karma Automotive, an EV manufacturer based in Irvine, CA. Dr. Liu was a founding team member at AiKar, a California based EV technology start-up. Dr. Liu served as the Head of the Global Charging Business and Head of Strategic Partnerships for Faraday Future, another California based EV start-up. In addition, Dr. Liu was the Lead Director of the automotive practice for KPMG Advisory (China) in Beijing, China. Dr. Liu served as general manager with full P&L responsibility for a business unit of a global Fortune 500 electronics manufacturer operating five plants in the region. Dr. Liu also acted as a plant manager and regional supply chain head for this global Fortune 500 company. Dr. Liu holds an Ph.D. in Automotive Engineering from Tsinghua University, an MBA in Finance from the University of Chicago, an MS in Artificial Intelligence from the University of Mississippi, and a BS in Computer Science from Beijing Polytechnic University.

18

COMPENSATION OF EXECUTIVE OFFICERS

Our named executive officers for the fiscal year ended December 31, 2024 include: Xiaofeng Denton Peng, our Chief Executive Officer and Chairman of the Board, Michael Yung, our Chief Financial Officer, and Lewis W. Liu, our Chief Operating Officer.

With respect to executive compensation, the primary goal of the Compensation Committee is to retain and motivate highly skilled executives by aligning their pay with the Company’s performance and stockholder returns. Our compensation consists primarily of five components: (i) base salary, (ii) a discretionary cash bonus, (iii) equity-based incentive awards, (iv) retirement benefits in the form of Company paid matching and profit sharing contributions to the Company’s 401(k) retirement plan, and (v) premiums paid by the Company on the behalf of our employees for health, dental, life and other ancillary insurance coverage.

Summary Compensation Table

The following Summary Compensation Table summarizes the total compensation accrued for our named executive officers in each of fiscal 2024 and 2023.

Name and Principal Position	Fiscal Year Ended December 31,	Salary ($)	Stock and Options Awards ($)		All other Compensations ($)	Total ($)
Xiaofeng Denton Peng	2024	156,000	18,000	(2)	-	174,000
(Executive Chairman of Board Director and Chief Executive Officer)	2023	158,877	-		-	158,877
Michael Yung	2024	131,125	8,640	(3)	-	139,765
(Chief Financial Officer)(1)
Lewis W. Liu	2024	145,159	7,200	(4)		152,359
(Chief Operating Officer)(1)	2023	200,000	-		-	200,000

(1)	Mr. Yung joined the Company on April 17, 2024.
(2)	Consists of 500,000 shares of common stock granted in 2024 under the Company’s 2021 Plan, which options vest over four years, provided Mr. Peng remains in continuous service with the Company during the vesting period, with 25% vesting on each of the first, second, third and fourth anniversary of the grant date, exercisable at $0.34 per share and expiring 10 years from the grant date.
(3)	Consists of 240,000 shares of common stock granted in 2024 under the Company’s 2021 Plan, which options vest over four years, provided Mr. Yung remains in continuous service with the Company during the vesting period, with 25% vesting on each of the first, second, third and fourth anniversary of the grant date, exercisable at $0.34 per share and expiring 10 years from the grant date.
(4)	Consists of 200,000 shares of common stock granted in 2024 under the Company’s 2021 Plan, which options vest over four years, provided Mr. Liu remains in continuous service with the Company during the vesting period, with 25% vesting on each of the first, second, third and fourth anniversary of the grant date, exercisable at $0.34 per share and expiring 10 years from the grant date.

Employment Agreements

We have entered into at-will employment agreements with each of our executive officers. These employment agreements became effective on the signing date and will remain effective through 2024. We may terminate an executive officer’s employment for cause for certain acts of the officer, including, but not limited to, conviction of a felony, any act involving moral turpitude, or a misdemeanor where imprisonment is imposed; commission of any act of theft, fraud, dishonesty, or falsification of any employment or Company records; improper disclosure of the Company’s confidential or proprietary information; any action that has a detrimental effect on the Company’s reputation or business; or failure to perform agreed duties. We may also terminate an executive officer’s employment without cause. Each of us or the relevant executive officer may terminate the employment by giving advance written notice. We may renew the employment agreements with our executive officers.

19

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth, for each named executive officer, information regarding unexercised stock options, unvested stock awards, and equity incentive plan awards outstanding as of December 31, 2024.

	OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR END
	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option (#)	Option exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Xiaofeng Peng, CEO	1,050,000	-	-	1.72	1/24/2031	-	-	-	-
Xiaofeng Peng, CEO	-	-	500,000	0.34	7/1/2034	-	-	-	-
Michael Yung, CFO	-	-	240,000	0.34	7/1/2034	-	-	-	-
Lewis W. Liu, COO	-	50,000	50,000	1.72	9/30/2032	-	-	-	-
Lewis W. Liu, COO	-	-	200,000	0.34	7/1/2034	-	-	-	-

Compensation Committee Interlocks and Insider Participation

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and are not required to provide the information under this item.

Pension Benefits

None of our named executive officers participate in or have account balances in qualified or nonqualified defined benefit plans sponsored by it.

Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in nonqualified defined contribution plans or other deferred compensation plans maintained by it.

20

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At December 31, 2023, the amount of $130,000 due from related parties is receivable from SolarJuice Co., Ltd., a subsidiary of SPI Energy Co., Ltd. (“SPI”), an affiliated entity under the common control of the Company, for sales of electric forklift during 2023.

At December 31, 2023, the amount of $863,000 due to related parties is loan principal due to SPI.

During the year ended December 31, 2024, the Company borrowed $1,051,000 from SPI. The loan is due on demand and bears 12% interest per annum. Including the loan payable due to SPI as of December 31, 2023 of $863,000, a total of $1,914,000 loan principal was repaid by the Company and there was no balance due to SPI as of December 31, 2024.

During the year ended December 31, 2024, the Company collected $46,000 from SolarJuice Co., Ltd for sales of electric forklift during 2023, resulting in a decrease in the balance of forklift receivables from $130,000 to $84,000. During the year ended December 31, 2024, SolarJuice Co., Ltd billed the Company storage fee of $128,000 which is paid in full as of December 31, 2024. At December 31,2024, there was no balance due to SolarJuice Co., Ltd as of December 31, 2024.

During the year ended December 31, 2024, SPI borrowed $594,000 from the Company, and the loan principal was paid in full as of December 31, 2024.

On June 22, 2024, the Company entered into a loan agreement with SPI. In the agreement, the Company agreed to lend up to an aggregate amount of $3,000,000 to SPI at a rate of 12% per annual. SPI must repay each loan along with the unpaid and accrued interest within nine months from the date the loan was received. On June 25, 2024 and July 15, 2024, the Company lent $500,000 and $1,750,000, respectively, to SPI under the loan agreement. On August 9, 2024, $2,250,000 of loan principal was repaid in full by SPI and on September 30, 2024, $22,000 of interest was paid in full by SPI. On October 1, 2024, both parties agreed to terminate the loan agreement between the Company and SPI.

During the year ended December 31, 2024, SPI billed the Company $794,000 for legal, human resources and IT services provided by SPI employees and $766,000 was paid, with $28,000 remaining outstanding at of December 31, 2024.

On March 6, 2024, SPI entered into a Deed of Settlement with its creditor, Streeterville Capital, LLC (“Streeterville”) to settle the unpaid balances of certain convertible notes via installment payments as agreed in the Deed of Settlement. As of part of this Deed of Settlement, the Company, as the guarantor, covenants to Streeterville to pay and satisfy on demand all liabilities due from SPI to Streeterville with a total amount of $14,980,000. On September 6, 2024, Streeterville provided a Deed of Release of Guarantor to the Company, confirming that Streeterville releases and discharges the Company from all past, present and future liability to Streeterville under the guarantee to Streeterville for SPI and also from all actions, claims and demands under or in connection with this guarantee.

Related Party Policy

Our Audit Committee has adopted an internal policy regarding the identification, review, consideration and oversight of any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants. Transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person are not covered. A related party is any executive officer, director or a holder of more than five percent of our shares of common stock, including any of their immediate family members and any entity owned or controlled by such persons.

Under our policy, where a transaction has been identified as a related party transaction, management must present information regarding the proposed related party transaction to the Audit Committee of our Board of Directors for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related party transactions, the Audit Committee of our Board of Directors takes into account the relevant available facts and circumstances including, but not limited to the risks, costs and benefits to us; the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated; the terms of the transaction; the availability of other sources for comparable services or products; and the terms available to or from, as the case may be, unrelated third parties or to or from our employees generally. In the event a director has an interest in the proposed transaction, the director must excuse himself or herself from the deliberations and approval.

21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date for:

●	each of our named executive officers;

●	each of our directors;

●	all of our executive officers and directors as a group; and

●	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding common stock.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days and shares of common stock underlying restricted stock units that may be settled within 60 days of the Record Date.

The percentage ownership columns in the table is based on [45,979,404] shares of our common stock issued and outstanding as of the Record Date.

We have determined beneficial ownership in accordance with the rules and regulations of the SEC. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common stock that they beneficially own, subject to applicable community property laws.

Except as otherwise set forth below, the address of each of the persons listed below is Phoenix Motor Inc., 1500 Lakeview Loop, Anaheim, CA 92807.

Name of Beneficial Owner	Vested Options(14)	Shares Issued and Outstanding		Total Amount Beneficially Owned(1)		% Beneficially Owned
More than 5% Stockholders:
Palo Alto Clean Tech Holding Limited	—	12,000,000		12,000,000	(2)	26.1%
EdisonFuture, Inc.	—	5,500,000		5,500,000	(3)	12.0%
JAK Opportunities II, LLC	—	12,134,449		12,134,449	(4)	26.4
Sherman Development LLC (11)	—	868,261		4,597,940	(5)	9.9
ATI Chemicals LLC (11)	—	870,000		4,597,940	(6)	9.9
EXO Commodity Solution LLC(11)	—	870,000		4,597,940	(7)	9.9
WWJ Group, Inc. (11)	—	870,000		4,597,940	(8)	9.9
World Trade Technology LLC (11)	—	2,173,913		4,597,940	(9)	4.7%
Barton Global LLC(11)	—	1,478,260		2,956,520	(10)	3.2
Named Executive Officers and Directors
Xiaofeng Denton Peng	1,050,000	12,150,000	(2)	13,200,000	(12)	28.1%
Michael Yung	—	—		—		—
Lewis W. Liu	50,000	—		50,000		*
HoongKhoeng Cheong	18,750	—		18,750		*
Julia Yu	—	—		—		—
Yongmei (May) Huang	—	—		—		—
James Young	—	—		—		—
All Directors and Executive Officers as a group (6 persons)	1,118,750	12,150,000		13,268,750	(13)	28.2%

*	Less than 1%.
(1)	The number of shares of common stock beneficially owned includes: (i) shares issued and outstanding and (ii) any shares of common stock that may be issued upon exercise of options that are exercisable within 60 days of the Record Date) and includes any shares of common stock that may be issued upon exercise of the warrants issued in 2023 and 2024 that are exercisable within 60 days of the Record Date.

22

(2)	Palo Alto Clean Tech Holding Ltd (“PACT”) is an exempted limited company organized under the laws of the British Virgin Islands. The principal address of PACT is 740 Mayview Avenue, Palo Alto, CA 94303. Mr. Xiaofeng Peng, a natural person, who is also the Chairman and CEO of the Company, and his spouse Tracy Zhou are the sole directors of PACT.
(3)	Includes shares owned by EdisonFuture, Inc., a Delaware corporation wholly owned by SPI Solar, Inc., a wholly owned subsidiary of SPI Energy Co., Ltd., a Cayman Islands company listed on Nasdaq. The principal address of SPI Solar, Inc. is at 4677 Old Ironsides Drive #190, Santa Clara, CA 95054. Our Chairman and CEO, Xiaofeng Denton Peng, is also the sole director of EdisonFuture, Inc., and is the chairman and principal stockholder of SPI Energy Co., Ltd. Mr. Peng’s business address is also at 4677 Old Ironsides Drive #190, Santa Clara, CA 95054.
(4)	JAK Opportunities II, LLC (“JAK”) is affiliated with ATW Partners Opportunities Management, LLC (“ATW”), which holds voting and dispositive power over such shares. Antonio Ruiz-Gimenez and Kerry Propper serve as the managing members of ATW and, as such, may be deemed to have beneficial ownership over the shares. The principal business address of ATW is 17 State Street, Suite 2130, New York, New York 10004. The total amount beneficially owned includes (i) 126,705 shares issued and outstanding; and (ii) 2,500,000 warrants exercisable for shares of common stock at the price of $1.30 per share (the “JAK Warrants”). JAK has agreed to certain beneficial ownership limitations, which provide that a holder of the JAK Warrants will not have the right to exercise any portion of its warrants if the holder would beneficially own in excess of 9.99% of the number of our shares of common stock outstanding immediately after giving effect to such exercise.
(5)	Sherman Development LLC purchased 868,261 shares and 3,473,044 warrants, with each warrant exercisable at $2.00 per share of common stock, and has a principal address of 58 Sherman Lumber Company Rd., Stacyville, ME 04777. The amount of shares beneficially owned is based upon the stockholder’s agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).
(6)	ATI Chemicals LLC purchased 870,000 shares and 3,480,000 warrants, with each warrant exercisable at $2.00 per share of common stock, and has a principal address of 38 Spruce Meadows Dr., Monroe, NJ 08831. The amount of shares beneficially owned is based upon the stockholder’s agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).

23

(7)	EXO Commodity Solution LLC purchased 870,000 shares and 3,480,000 warrants, with each warrant exercisable at $2.00 per share of common stock, and has a principal address at Suite 106, 195 US 9 South, Manalapan, NJ 07726. The amount of shares beneficially owned is based upon the stockholder’s agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).
(8)	WWJ Group, Inc. purchased 870,000 shares and 3,480,000 warrants, with each warrant exercisable at $2.00 per share of common stock, and has a principal address at 83-07 Queens Blvd, Elmhurst, New York 11373. The amount of shares beneficially owned is based upon the stockholders agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).
(9)	World Trade Technology LLC purchased in the registered direct public offering 2,173,913 shares of common stock and 2,173,913 warrants, with each warrant exercisable at $2.00 per share of common stock, and has a principal address at 81A Hampshire Rd, Great Neck, NY 11023. The amount of shares beneficially owned is based upon the stockholder’s agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).
(10)	Barton Global LLC purchased in the registered direct public offering 1,478,260 shares of common stock and 1,478,260 warrants, with each warrant exercisable at $2.00 per share of common stock, and has a principal address at 240 East Shore Road, Great Neck, NY 11023. The amount of shares beneficially owned is based upon the stockholder’s agreement not to beneficially own an amount that exceeds 9.99% of the outstanding shares (also see Note 11).
(11)	Each of the warrants issued to the named holder contains an exercise limitation that the holder shall not be entitled to exercise the warrant for a number of shares of common stock in excess of that number of shares of common stock which, upon giving effect to such exercise, would cause the aggregate number of shares of common stock beneficially owned by the holder to exceed 9.99% of the outstanding shares of the common stock following such exercise.
(12)	Includes shares owned beneficially or deemed to be owned beneficially by Xiaofeng Denton Peng as follows: (a) 12,150,000 shares of common stock directly and with respect to which he as sole voting and investment power, including 12,000,000 shares owned by PACT; and (b) 1,050,000 shares of common stock underlying stock options. Does not include Mr. Peng’s indirect beneficial ownership of shares through his equity ownership in SPI Energy Co., Ltd.
(13)	Represents shares of common stock underlying stock options owned beneficially or deemed to be owned beneficially.
(14)	See notes (1), (2), (12) and (13).

24

DELINQUENT SECTION 16(a) REPORTS

Under Section 16(a) of the Exchange Act, our executive officers, directors, and persons who own greater than 10% of our common stock (the “Section 16 Reporting Persons”) of the Company must file a Form 4 reporting the acquisition or disposition of the Company’s equity securities with the SEC no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply. Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year. Such persons must also file initial reports of ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder. Based solely on our review of the copies of such reports and representations that no other reports were required, we believe that the Section 16 filing requirements applicable to our Section 16 Reporting Persons were not timely complied with during 2024. The Section 16 Reporting Persons are in the process of complying with Section 16 filing requirements.

25

PROPOSAL 4 - THE 2021 PLAN AMENDMENT

APPROVAL OF AMENDMENT TO THE PHOENIX MOTOR INC.

2021 OMNIBUS EQUITY INCENTIVE PLAN

The Board is seeking the approval of our stockholders of an amendment to the Phoenix Motor Inc. 2021 Omnibus Equity Incentive Plan (the “2021 Plan” or the “Plan”), which was adopted by our Board of Directors, subject to stockholder approval (the “2021 Plan Amendment”). The Plan was originally approved by our Board of Directors and stockholders on November 22, 2021. Under the Plan as originally adopted, we reserved shares equal to 10% of our outstanding shares of our common stock on a fully-diluted basis for issuance as awards under the Plan, which amount was 1,960,000 shares. At the 2023 annual meeting of stockholders, the Company’s stockholders approved an amendment to the 2021 Plan that increased the number of shares of common stock available for issuance pursuant to awards under the Plan by an additional 1,800,000, to a total of 2,232,500 shares of our common stock available for future issuance as awards. Since the adoption of the Plan, [_______] award grants have been issued. As of the Record Date, there were [_______] shares remaining available for future issuance as awards under the Plan. The 2021 Plan Amendment would further increase the number of shares of common stock available for issuance pursuant to awards under the Plan to [_______], or 20% of the Company’s outstanding shares of common stock on a fully diluted basis.

We believe that operation of the Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to key employees, key contractors, and non-employee directors; and to promote the success of our business. The Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such employees, contractors, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. We have strived to use the Plan resources effectively and to maintain an appropriate balance between stockholder interests and the ability to recruit and retain valuable employees. However, we believe there is an insufficient number of shares remaining under the Plan to meet our current and projected needs. Accordingly, it is the judgment of our Board of Directors that the 2021 Plan Amendment is in the best interest of the Company and its stockholders. We believe that the 2021 Plan Amendment, which increases the number of shares of common stock available for issuance pursuant to awards under the Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

Summary of the Proposed Amendment

Our Board of Directors adopted the 2021 Plan Amendment, subject to stockholder approval, to increase the number of shares of our common stock available for future issuance pursuant to awards under the Plan to [_______], or 20% of the Company’s outstanding shares of common stock on a fully diluted basis.

The specific 2021 Plan Amendment to Section 2.2, which is attached hereto as Appendix A, is set forth below:

“Section 2.2 “Aggregate Number of Shares Available for Awards” shall mean 20% of the Company’s outstanding Shares on a fully diluted basis.”

Except for the specific 2021 Plan Amendment, the 2021 Plan remains in force and unmodified.

Vote Required and Board’s Recommendation

Approval of the 2021 Plan Amendment requires the affirmative vote of a majority of the shares entitled to vote on this proposal, present in person (including via live webcast) or represented by proxy at a meeting at which a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will have the effect of a vote against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the effect of a vote against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE 2021 PLAN AMENDMENT.

26

Description of the Plan

Our Board of Directors and stockholders have adopted and approved the 2021 Omnibus Equity Incentive Plan. The 2021 Plan is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to our officers, employees, directors, consultants and advisers. The purpose of the 2021 Plan is to help us attract, motivate and retain such persons with awards under the 2021 Plan and thereby enhance shareholder value.

Administration. The 2021 Plan is administered by the compensation committee of the Board, which compensation committee consists of two of more members of the Board, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act and independent” for purposes of any applicable listing requirements. Among other things, the compensation committee has complete discretion, subject to the express limits of the 2021 Plan, to determine the directors, employees and nonemployee consultants to be granted an award, the type of award to be granted the terms and conditions of the award, the form of payment to be made and/or the number of shares of common stock subject to each award, the exercise price of each option and base price of each stock appreciation right (“SAR”), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the common stock underlying the award, and the required withholding, if any. The compensation committee may amend, modify or terminate any outstanding award, provided that the participant’s consent to such action is required if the action would impair the participant’s rights or entitlements with respect to that award. The compensation committee is also authorized to construe the award agreements, and may prescribe rules relating to the 2021 Plan. Notwithstanding the foregoing, the compensation committee does not have any authority to grant or modify an award under the 2021 Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified “deferred compensation” subject to Code Section 409A.

Grant of Awards; Shares Available for Awards. The 2021 Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and nonemployee consultants of the Company or its affiliates. The aggregate number of shares of common stock that may be issued under the 2021 Plan shall be equal to ten percent (10%) of the issued and outstanding shares of common stock on a fully diluted basis. Shares shall be deemed to have been issued under the 2021 Plan solely to the extent actually issued and delivered pursuant to an award. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available.

Stock Options. The 2021 Plan provides for either “incentive stock options” (“ISOs”), which are intended to meet the requirements for special federal income tax treatment under the Code, or “nonqualified stock options” (“NQSOs”). Stock options may be granted on such terms and conditions as the compensation committee may determine; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of common stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of our Company or a parent or subsidiary of our Company). ISOs may only be granted to employees. In addition, the aggregate fair market value of common stock covered by one or more ISOs (determined at the time of grant), which are exercisable for the first time by an employee during any calendar year may not exceed 100,000. Any excess is treated as a NQSO.

Stock Appreciation Rights. A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying common stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, stock options granted under the 2021 Plan. A SAR granted in tandem with a stock option (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the common stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the compensation committee may specify.

27

Performance Shares and Performance Unit Awards. Performance share and performance unit awards entitle the participant to receive cash or shares of common stock upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values.

Distribution Equivalent Right Awards. A distribution equivalent right award entitles the participant to receive bookkeeping credits, cash payments and/or common stock distributions equal in amount to the distributions that would have been made to the participant had the participant held a specified number of shares of common stock during the period the participant held the distribution equivalent right. A distribution equivalent right may be awarded as a component of another award under the 2021 Plan, where, if so awarded, such distribution equivalent right will expire or be forfeited by the participant under the same conditions as under such other award.

Restricted Stock Awards and Restricted Stock Unit Awards. A restricted stock award is a grant or sale of common stock to the participant, subject to our right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if issued to the participant at no cost) in the event that conditions specified by the compensation committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to us. Our restricted stock unit entitles the participant to receive a cash payment equal to the fair market value of a share of common stock for each restricted stock unit subject to such restricted stock unit award, if the participant satisfies the applicable vesting requirement.

Unrestricted Stock Awards. An unrestricted stock award is a grant or sale of shares of our common stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.

Change-in-Control Provisions. In connection with the grant of an award, the compensation committee may provide that, in the event of a change in control, such award will become fully vested and immediately exercisable.

Amendment and Termination. The compensation committee may adopt, amend and rescind rules relating to the administration of the 2021 Plan, and amend, suspend or terminate the 2021 Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received thereby under the 2021 Plan without the participant’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. We have attempted to structure the 2021 Plan so that remuneration attributable to stock options and other awards will not be subject to the deduction limitation contained in Code Section 162(m).

28

PROPOSAL 5 - THE REVERSE STOCK SPLIT AND CHARTER AMENDMENT

APPROVAL TO EFFECT REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

As of February 25, 2025, the Board of the Company approved, and directed that there be submitted to the stockholders of the Company for approval, the following a proposal to authorize the Board of Directors, at its discretion, to approve (i) the Reverse Stock Split of the Company’s shares of common stock with a ratio in the range between and including 1-for-5 shares and 1-for-10 shares (the “Reverse Stock Split”), with such ratio to be determined by the Board (the “Ratio”), for the primary purpose of maintaining the Company’s listing on the Nasdaq Stock Market LLC (“Nasdaq”), and (ii) the amendment of the Company’s certificate of incorporation (the “Charter Amendment”) to reflect the Reverse Stock Split.

Purpose of the Reverse Stock Split

On April 12, 2024, the Company received a letter from the staff from the Nasdaq Listing Qualifications Department of The Nasdaq Stock Market LLC indicating that, based upon the closing bid price of the Company’s common stock for the last 30 consecutive business days, the Company was not in compliance with the requirement to maintain a minimum bid price of $1 per share, as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). On October 10, 2024, the Company submitted a request to Nasdaq for an additional 180-day extension to regain compliance and provided written notice to Nasdaq of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. On October 11, 2024, the Company received a letter from Nasdaq advising that the staff has determined that the Company is eligible for an additional 180 calendar day period, or until April 7, 2025, to regain compliance with the Bid Price Rule, by having our common stock meet a minimum closing bid price of at least $1 for a minimum of ten consecutive business days. If compliance cannot be demonstrated by April 7, 2025, the staff will provide written notification that the Company’s securities will be delisted. At that time, the Company may appeal the staff’s determination to a Nasdaq Hearings Panel.

The primary purpose of the Reverse Stock Split is to increase the per share price of our common stock in order to maintain the listing of our common stock on Nasdaq. Our Board believes that, in addition to increasing the price of our common stock, the Reverse Stock Split would make our common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests. We believe proposing multiple ratios for the Reverse Stock Split, rather than proposing that stockholders approve a specific ratio at this time, provides the Board with the most flexibility to achieve the desired results of the Reverse Stock Split. At this time, the Board is seeking approval from the stockholders to authorize a Ratio in a range between and including 1-for-5 shares and 1-for-10 shares for all outstanding shares with all fractional shares rounded up to the next whole share.

No further action on the part of the stockholders will be required to implement the Reverse Stock Split, or to select the specific ratio for the Reverse Stock Split. If the Reverse Stock Split and Charter Amendment proposal is approved, the Board would make the determination as to the final ratio of the Reverse Stock Split which will be reflected in an amendment to the Company’s certificate of incorporation (the “Charter Amendment”). The description of the Charter Amendment set forth herein is a summary only and is qualified in its entirety by and subject to the full text of the form of proposed amendment which is attached as Appendix B hereto.

Failure to approve the Reverse Stock Split may potentially have serious, adverse effects on us and our stockholders. Our common stock could be delisted from Nasdaq if our common stock continues to trade below the requisite $1.00 per share price needed to maintain our listing in accordance with the Bid Price Rule. If our common stock is delisted from Nasdaq, our common stock could then trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets, which are generally considered to be less efficient markets. In that event, our common stock could trade thinly as a microcap or penny stock, adversely decrease to nominal levels of trading, and may be avoided by retail and institutional investors, resulting in the impaired liquidity and increased transaction costs of trading in shares of our common stock.

29

While the Board believes that the Company’s common stock would trade at higher prices after the consummation of the Reverse Stock Split, there can be no assurance that the increase in the trading price will occur, or, if it does occur, that it will equal or exceed 5 to 10 times the market price of the common stock prior to the Reverse Stock Split. In some cases, the total market value of a company following a Reverse Stock Split is lower, and may be substantially lower, than the total market value before the Reverse Stock Split. In addition, the fewer number of shares that will be available to trade could possibly cause the trading market of the common stock to become less liquid, which could have an adverse effect on the price of the common stock. The market price of the common stock is based on our performance and other factors, some of which may be unrelated to the number of our shares outstanding. In addition, there can be no assurance that the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stock.

Our Board strongly believes that the Reverse Stock Split is necessary to maintain our listing on Nasdaq. Accordingly, the Board has proposed the Charter Amendment for approval by our stockholders at the Annual Meeting to permit the Board to effect the Reverse Stock Split if the Board determines it is advisable prior to April 7, 2025.

Principal Effects of the Reverse Stock Split

The Reverse Stock Split would have the following effects based upon [45,979,404] shares of common stock issued and outstanding as of the Record Date. In the following discussion, we provide examples of the effects of the Reverse Stock Split at the lower-end of the range of the Ratio and at the higher-end of the range of the Ratio.

If the Reverse Stock Split is approved at the low end of the range:

●	in a 1-for-5 Ratio, every five shares of our common stock issued and outstanding immediately prior to the Reverse Stock Split effective date (the “Old Shares”) owned by a stockholder will automatically and without any action on the part of the stockholders be converted into one (1) share of common stock (the “New Shares”); and

●	the number of shares our common stock issued and outstanding will be reduced from [45,979,404] shares to approximately [9,195,881] shares.

If the Reverse Stock Split is approved at the high end of the Reverse Stock Split range:

●	in a 1-for-10 Ratio, every ten of our Old Shares owned by a stockholder would be exchanged for one (1) New Share; and

●	the number of shares of our common stock issued and outstanding will be reduced from [45,979,404] shares to approximately [4,597,941] shares.

The Reverse Stock Split will be effected simultaneously for all of our outstanding shares of common stock and the exchange ratio will be the same for all of our outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. As described below, stockholders and holders of options and warrants holding fractional shares will have their shares rounded up to the nearest whole number. Shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable.

Fractional Shares. No fractional share certificates will be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by 1-for-5 or by 1-for-10 Ratio, will be entitled, upon surrender of certificate(s) representing these shares, to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

30

Options and Warrants. All outstanding options, warrants, notes, debentures and other securities convertible into shares of the Company’s common stock will be adjusted as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, the conversion ratio for each instrument will be reduced, and the conversion price or exercise price, if applicable, will be increased, in accordance with the terms of each instrument and based on the Ratio in the range between and including 1-for-5 shares and 1-for-10 shares, with the final ratio to be determined by the Company’s Board.

Certain Risks Associated with a Reverse Stock Split

Reducing the number of outstanding shares of the Company’s common stock through the Charter Amendment is intended, absent other factors, to increase the per share market price of the common stock. Other factors, however, such as the Company’s financial results, market conditions, the market perception of the Company’s business and other risks, including those set forth below and in the Company’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2023, may adversely affect the market price of the common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the common stock will increase following the Reverse Stock Split or that the market price of the common stock will not decrease in the future.

The Reverse Stock Split May Not Result in a Sustained Increase in the Price of the Common Stock. The effect of the Reverse Stock Split upon the market price of the common stock cannot be predicted with any certainty and the Company cannot assure you that the Reverse Stock Split will result in a sustained increase in the price of the common stock for any meaningful period of time, or at all. The Board believes that the Reverse Stock Split has the potential to increase the market price of the common stock, and therefore may help to satisfy the Bid Price Rule. However, the long- and short-term effect of the Reverse Stock Split upon the market price of the common stock cannot be predicted with any certainty.

The Reverse Stock Split May Decrease the Liquidity of the Common Stock. The Board believes that the Reverse Stock Split may result in an increase in the market price of the common stock, which could lead to increased interest in the common stock and possibly promote greater liquidity for the Company’s stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding common stock, which may lead to reduced trading and a smaller number of market makers for the common stock. There also can be no assurance the Reverse Stock Split will enhance the Company’s ability to engage in capital raising activities.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of common stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their shares of common stock.

The Reverse Stock Split May Lead to a Decrease in the Overall Market Capitalization of the Company. The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in the overall market capitalization of the Company. If the per share market price of the common stock does not increase in proportion to the Ratio, then the value of the Company, as measured by the market capitalization of the Company, will be reduced.

Impact of a Reverse Stock Split If Implemented

The Reverse Stock Split would affect all holders of common stock uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. The other principal effects of the Charter Amendment will be that:

●	the number of issued and outstanding common stock (and treasury shares, if any), will be reduced proportionately based on the final Ratio, as determined by the Board;

31

●	based on the final Ratio, the per share exercise price of all outstanding options and warrants will be increased proportionately and the number of shares of common stock issuable upon the exercise of all outstanding options and warrants will be reduced proportionately; and

●	the number of shares reserved for issuance pursuant to any outstanding equity awards and any maximum number of shares with respect to which equity awards may be granted will be reduced proportionately based on the final Ratio.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. Although we consider financing opportunities from time to time, we do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised or converted after the Reverse Stock Split is effected.

Accounting Matters. The Reverse Stock Split will not affect the par value of our common stock. As a result, on the effective date of the Reverse Stock Split, the stated capital on our balance sheet attributable to our common stock will be reduced in proportion to the Reverse Stock Split ratio (that is, in a 1-for-5 Reverse Stock Split, the stated capital attributable to our common stock will be reduced to one-fifth of its existing amount and in a 1-for-10 Reverse Stock Split, the stated capital attributable to our common stock will be reduced to one-tenth of its existing amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will also be increased because there will be fewer shares of our common stock outstanding.

Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split was not proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to our Board and stockholders. Other than the Reverse Stock Split, our Board does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

The number of shares held by each individual stockholder will be reduced if the Reverse Stock Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Stock Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their shares.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. If the proposed Reverse Stock Split is implemented, our common stock will continue to be reported on Nasdaq under the symbol “PEV.” We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Procedure for Effecting a Reverse Stock Split

The Reverse Stock Split will be accomplished by our Board of Directors passing a resolution to effect the Reverse Stock Split (the “Board Resolution”). The Reverse Stock Split will become effective at such future date and the exact ratio to be as determined by the Board and an amendment will be made to the Company’s certificate of incorporation and filed with the Secretary of State of the State of Delaware (which we refer to as the “Effective Time”) following passing of the Board Resolution. As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Stock Split has been effected.

32

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S)

AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split to our stockholders. The summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses stockholders who hold common stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them. In addition, the following discussion does not address the tax consequences of the Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

In general, the federal income tax consequences of a Reverse Stock Split will vary among stockholders depending upon whether they receive solely a reduced number of shares of common stock in exchange for their old shares of common stock or a full share in lieu of a fractional share. We believe that because the Reverse Stock Split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Split should have the following federal income tax effects. The Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of common stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of common stock will equal the stockholder’s basis in its old shares of common stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder who holds a number of shares of common stock not evenly divisible by the Ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A stockholder that receives a full share in lieu of a fractional share may be treated as though it received a distribution from us to the extent that the value of the full share exceeds the value of the fractional share the stockholder otherwise would have received. Such distribution would generally be a dividend to the extent of our current or accumulated earnings and profits. Any amount in excess of earnings and profits would generally reduce the stockholder’s basis in their shares of common stock by the amount of such excess. The portion of the full share in excess of the fractional share would generally have a tax basis equal to the amount recognized as a dividend and the holding period for such share would begin on the date of the deemed distribution. Stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the Reverse Stock Split.

33

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal 5, and we will not independently provide our stockholders with any such right if the Reverse Stock Split is implemented.

Vote Required and Board’s Recommendation

Approval of the Reverse Stock Split and the Charter Amendment requires the affirmative vote of a majority of the shares entitled to vote on this proposal, present in person (including via live webcast) or represented by proxy at a meeting at which a quorum is present. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will have the effect of a vote against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have the effect of a vote against this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE STOCK SPLIT AND THE CHARTER AMENDMENT.

34

OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders using their best judgement.

HOUSEHOLDING

The SEC has adopted a rule concerning the delivery of annual reports and proxy statements. It permits the Company, with your permission, to send a single copy of this Proxy Statement and our 2023 Annual Report to any household at which two or more of the Company’s stockholders reside. This rule is called “householding,” and its purpose is to help reduce printing and mailing costs of proxy materials. We do not “household” proxy materials to stockholders of record. However, some banks, brokers and other nominees may be participating in the practice of “householding.”

We will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement and our 2023 Annual Report to any stockholders residing at an address to which only one copy of this Proxy Statement and our 2023 Annual Report was mailed. Requests for additional copies should be directed in writing to a stockholder’s broker, bank or other nominee holding shares of our common stock for such stockholder or to the attention of our Corporate Secretary at myung@phoenixmotorcars.com or in writing at1500 Lakeview Loop, Anaheim, CA 92807. In the future, stockholders wishing to receive separate copies of our proxy statements and annual reports in the future, and stockholders sharing an address that wish to receive a single copy of our proxy statement and annual report if they are receiving multiple copies of those documents, should contact their bank, broker, or other nominee record holder, or may contact our Corporate Secretary as described above.

35

STOCKHOLDER PROPOSALS FOR PRESENTATION
AT THE 2025 ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the 2025 Annual Meeting of Stockholders must comply with Exchange Act Rule 14a-8. The deadline for submitting such proposals is [_______], 2025 unless the date of the 2025 Annual Meeting is more than 30 days before or after the one-year anniversary date of the 2024 Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the 2025 Annual Meeting. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Stockholders wishing to submit proposals for the 2025 Annual Meeting outside the process of Exchange Act Rule 14a-8 or to nominate individuals to our Board of Directors must comply with the advance notice and other provisions of Article I, Section 4 of our Bylaws. To be timely, notice of the proposal must be received by the Secretary of the Company between [_______], 2025 and [_______], 2025; provided, however, that in the event the date of the 2025 Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after the anniversary date of the 2024 Annual Meeting, to be timely, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2025 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

Stockholder proposals should be addressed to Phoenix Motor Inc.,1500 Lakeview Loop, Anaheim, CA 92807. The specific requirements for submitting stockholder proposals are set forth in Article I, Section 4 of our Bylaws.

By Order of the Board of Directors,

Xiaofeng Denton Peng
Chairman of the Board & CEO

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, is available without charge upon written request to: Phoenix Motor Inc., Corporate Secretary, 1500 Lakeview Loop, Anaheim, CA 92807. You may also access this Annual Report, along with all our filings made electronically with the SEC, including on Forms 10-Q and 8-K, on our website at www.phoenixmotorcars.com under “Investor Relations - SEC Filings.”

36

Appendix A

2025 AMENDMENT TO THE

PHOENIX MOTOR INC.

2021 OMNIBUS EQUITY INCENTIVE PLAN

The Phoenix Motor Inc. 2021 Omnibus Equity Incentive Plan is hereby amended as follows:

1.	Capitalized terms used herein are as defined in the 2021 Plan.

2.	Section 2.2 of the 2021 Plan is amended and restated in its entirety as follows:

Section 2.2 “Aggregate Number of Shares Available for Awards” shall mean 20% of the Company’s outstanding Shares on a fully diluted basis.

3.	Except for the specific Amendment, the 2021 Plan remains in force and unmodified.

4.	This 2025 Amendment to the 2021 Omnibus Equity Incentive Plan was adopted by the Board of Directors, but shall become effective only if and as of the date on which it is ratified and approved by the Company’s stockholders in accordance with Article 16 thereof.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed effective as of                   , 2025.

PHOENIX MOTOR INC.,
A Delaware corporation

By:
Xiaofeng Denton Peng Chief Executive Officer

Appendix B

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

PHOENIX MOTOR INC.

PHOENIX MOTOR INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

1. The name of the Corporation is: Phoenix Motor Inc.

2. The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Certificate of Incorporation (as amended, the “Certificate of Incorporation”) to effect a reverse stock split at a ratio of [__]-for-[__], (ii) declaring such amendment to be advisable and in the best interest of the Corporation, and (iii) calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3. Upon this Certificate of Amendment becoming effective, Article FIFTH of the Certificate of Incorporation of the Corporation is hereby amended by adding the following new paragraph:

“Upon effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [______ (__)] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to be rounded up to the next whole share of Common Stock. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificate”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to adjustment for fractional share interests as described above. The Reverse Stock Split shall have no effect on the number of authorized stock, or par value per share, of the Corporation.”

4. This Certificate of Amendment has been duly approved by the Board of Directors of the Corporation in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware.

5. This Certificate of Amendment has been duly approved by the holders of the requisite number of shares of capital stock of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware and the applicable provisions of the Certificate of Incorporation.

6. This Certificate of Amendment shall become effective at 4:01 p.m., Eastern Time, on [_______], 2025.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this _____ day of _______________, 2025.

PHOENIX MOTOR INC.

By:
Name:	Xiaofeng Peng
Title:	Chief Executive Officer

Proxy Card